Exhibit 99.1

Penton Media, Inc. Credit Suisse First Boston Leveraged Finance Media and Telecom Conference New York City November 20, 2003 Thomas L. Kemp, Chairman & CEO; Preston Vice, CFO

Investment Highlights Leading provider of integrated business media to industrial, technology and retail markets Dominant, long-standing media platforms Substantial value driven by print and trade show brands Strong liquidity position Improving EBITDA margins Experienced management team with deep industry relationships

Years of Media Industry Name Role Experience Thomas L. Kemp Chairman & CEO 29 Daniel J. Ramella President & COO 26 President, Industry & Retail Media Division David B. Nussbaum Executive Vice President 23 President, Technology & Lifestyle Media Division Preston L. Vice Chief Financial Officer 23 William C. Donohue Executive Vice President 30 President, Retail Media Group Darrell C. Denny President, IT Media & Lifestyle Media Groups 26 Experienced Management Team

Experienced Management Team Experienced with operating in difficult economic environments Proven ability to move existing brands across print, event and online media Proven ability to meet the challenging needs of each market Strong relationships in the business media industry Legacy of successful new product launches Driven by performance-based compensation

Industry & Penton Overview

State of the Domestic U.S. B2B Media Industry Cyclicality of B2B media reflected in advertising spending cuts Year-over-year declines flattening Trade Magazine Advertising Pages Source: Business Information Network Q1 Q2 Q3 Q4 Q1 2002 2003 Q2

State of the Domestic U.S. B2B Media Industry Trade show attendance and number of exhibitors has rebounded in recent quarters. Source: Tradeshow Week Trade Shows Q1 Q2 Q3 Q1 2002 2003 Q2 Q4

30 Web Businesses Online 80+ e-Newsletters Webcasts, etc. A Leading Integrated Business Media Company 50 Magazines In Print 3.0M+ Circulation 50 Events In Person US, Europe, Asia Strategic goal: Be the dominant information provider in all our vertical markets with leading integrated media offerings

Long-Standing Business Media Properties Magazines American Machinist 1877 #2 Machine Design 1929 #1 New Equipment Digest 1936 #1 EE Product News 1941 #2 Hydraulics & Pneumatics 1948 #1 Government Product News 1962 #1 Natural Foods Merchandiser 1979 #1 Modern Baking 1987 #1 Wireless Systems Design 1994 #2 Events Natural Products Expos 1981 #1 Leisure Industry Week (fitness) 1989 #1 Internet World U.K. 1994 #1 Property Launch Year Market Position

Internet/ Broadband Information Technology Manufacturing Natural Products & Food/Retail Electronics Design/Engineering Other 0.03 0.2 0.16 0.26 0.1 0.09 0.16 Internet/ Broadband Information Technology Manufacturing Natural Products & Food/Retail Electronics Design/Engineering Other 0.29 0.14 0.12 0.15 0.1 0.08 0.12 Other: Mechanical Systems/Construction 4% Government/Compliance 3% Supply Chain 3% Aviation 2% Penton Revenue Sources by Industry 2003 Est. Other: Mechanical Systems/Construction 6% Government/Compliance 5% Supply Chain 3% Aviation 2% 2001 Actual Internet/ Broadband 29% Information Technology 14% Manufacturing 12% Natural Products & Food/Retail 15% Electronics 10% Design/ Engineering 8% Other 12% Internet/ Broadband 3% Information Technology 20% Manufacturing 16% Natural Products & Food/Retail 26% Electronics 10% Design/ Engineering 9% Other 16%

Industrial Markets Remain Difficult Revenues down about 10% in 2003 Continuing strong market share positions 2003 recovery stalled by global manufacturing sector malaise Limited visibility, but comparatively more stable than tech sector (1) Includes Design/Engineering, Supply Chain and Aviation Manufacturing(1) (30% of 2003E Revenue)

Solid Consumer End Markets Revenues up 7% in 2003, profit growth over 2002 Strong natural products events; growing international presence Robust performance from foodservice print portfolio Anticipated market stability/modest growth in 2004 Natural Products & Food/Retail (26% of 2003E Revenue)

Technology Recovery Still Elusive Estimated revenue increase of 2% for 2003 Strong organic growth in custom media Improving IT spending could signal upturn; visibility limited Internet/broadband portfolio marginalized; resources shifted to business performance tech, nanotech and other emerging segments Enterprise I.T. (20% of 2003E Revenue)

Electronics Impacted by Semiconductor Weakness Revenue decline of about 14% for 2003 Improving semiconductor market conditions not yet translating to portfolio growth Strengthen integrated media offerings via broad e-media portfolio Electronics OEM (10% of 2003E Revenue)

Stability in Remaining Markets Revenues about flat with 2002 Solid performance across mechanical systems, construction, government Leading market positions Expect modest growth in 2004 Other (1) (11% of 2003E Revenue) (1) Includes Mechanical Systems/Construction and Government/Compliance

Operational Focus Drive top line growth Aggressive sales effort with largest customers Focus on online and integrated media proposals Continue cost reductions with emphasis on overheads while maintaining high quality products and customer service levels Expand EBITDA margins

Financial Review

9/30 YTD Results Revenue $171.3 $159.0 EBITDA 9.2 22.4 Margin 5.4% 14.1% 2003 2002 ($ in millions) $25.4M in YTD cost savings provide substantial operating leverage

Margins Expanding Despite Ongoing B2B Recession Revenue EBITDA (FYE December 31, $ in millions) 22.5% 23.4% 11.6% 6.2% 14.1% MARGIN 1999 2000 2001 2002 YTD 9/30/03 297.3 399.7 358.9 235.1 159 1999 2000 2001 2002 YTD 9/30/03 66.8 93.4 41.6 14.5 22.4 1999-2002 adjusted for discontinued operations

Capitalization ($ in millions) Maturity 9/30/03 Cash $42.0 Revolver 2007 $0.0 Senior Secured Notes 2007 156.9 Total Senior Debt 156.9 Senior Subordinated Notes 2011 171.6 Total Debt 328.5 Convertible Preferred Stock 50.7 Total Debt + Preferred Stock $379.2

New Credit Facility New $40M revolving credit facility established in August 2003 Immediately increased revolver availability to $40.0M from $19.7M Availability based on value of Penton's brands rather than accounts receivable No maintenance covenants No principal amortization during life of credit facility Matures in August 2007

Liquidity Position ($ in millions) Cash 9/30/03 $42.0 Revolver availability 40.0 Total $82.0

Cash Flow Characteristics No debt maturities until 2007 Annual interest expense - $37.0M Low capital expenditures - $3.0M No contingent earnout payments No federal cash taxes Improving EBITDA margin

Reconciliation of EBITDA to Net Income for 1999-2003 YTD YTD YTD YTD YTD 1999 2000 2001 2002 9/30/03 Adjusted EBITDA $66,827 $93,394 $41,572 $14,503 $22,368 Restructuring charges & other expenses - (2,095) (18,700) (15,436) (3,336) Provision for loan impairment - - - - (7,600) Impairment of assets - (1,051) (59,794) (223,424) (45,797) Non-cash compensation - (2,164) (652) (2,979) (1,316) Loss on sale of properties - - - (888) - Depreciation & Amortization (27,881) (32,811) (44,048) (19,329) (10,823) Interest expense (21,622) (19,485) (30,487) (38,193) (30,230) Interest income 432 5,352 1,862 768 339 Gain on extinguishment of debt - - - 277 - Gain on sale of investment 5,906 110,210 - 1,491 - Writedown on Internet investments - (9,490) 824 (41) - Miscellaneous, net (170) (45) (2,839) (635) (270) Income (loss) before income taxes 23,492 141,815 (112,262) (283,886) (76,665) Benefit (provision) for income taxes (16,065) (61,790) 16,318 40,514 45 Discontinued operations 9,196 (435) (8,163) (3,252) 777 Extraordinary item, net (8,413) - - - - Cumulative effect of accounting change, net of taxes - - - (39,700) - Net income (loss) $8,210 $79,590 $(104,107) $(286,324) $(75,843) ($ in thousands)

Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. Although management of Penton believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of Penton's business, there can be no assurance that the Company's financial goals will be realized. Numerous factors may affect the Company's actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company. Factors that could cause actual results to differ materially include: fluctuations in advertising revenue with general economic cycles; the performance of Penton's natural products industry trade shows; the seasonality of revenue from publishing and trade shows and conferences; the success of new products; increases in paper and postage costs; the infringement or invalidation of Penton's intellectual property rights; and other such factors listed from time to time in Penton's reports filed with the Securities and Exchange Commission. In addition, this presentation contains time- sensitive information that reflects management's best analysis as of the date of this release. Penton does not undertake any obligation to publicly update or revise any forward-looking statements that arise after the date of this presentation, whether as a result of new information, future events or otherwise. Please refer to Penton's most recent quarterly report on Form 10-Q and annual report on Form 10-K, and any subsequently filed reports on Form 10-Q and Form 8-K, as well as its other filings with the Securities and Exchange Commission, for a complete discussion of risks and other factors that could cause actual results to differ materially from those contained in this presentation.